SUPPLEMENT DATED JANUARY 21, 2020

TO PROSPECTUS DATED MAY 1, 1995
FOR VARIABLE LIFE INSURANCE POLICY

ISSUED BY INDEPENDENCE LIFE AND ANNUITY COMPANY
INDEPENDENCE VARIABLE LIFE SEPARATE ACCOUNT

This supplement contains information about the Columbia Variable Portfolio – Asset Allocation Fund (the “Fund”) that is available as a Sub-Account under your Policy.

Recently, the Board of the Fund approved the Fund’s liquidation, subject to shareholder approval.  It is anticipated the Fund will liquidate on or about close of business April 24, 2020 (“the Liquidation Date”).

If you currently have cash value allocated to the Fund, then effective immediately, a single transfer of that allocation to any other Sub-Account available under your Policy will not count against the Policy transfer limitations.  You can request a transfer and copies of fund prospectuses for the other available Sub-Accounts by calling us at (855)619-8844.

At the close of business on April 24, 2020, any cash value remaining in the Fund will automatically transfer to the Columbia Variable Portfolio – Government Money Market Fund.  This automatic transfer will not count against the Policy transfer limitations.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.